DELAWARE GROUP TAX-FREE FUND

Delaware Tax-Free USA Intermediate Fund

Supplement to the
Statement of Additional Information
dated October 31, 2003

Effective March 8, 2004, the Net Asset Value reinvestment privilege for this Fund is being removed. The following information located on page 45 of the Fund's Statement of Additional Information is deleted:

          Class A Shares of Intermediat Fund may be purchased at net asset value by any investor within 90 days after redemption of shares from a fund outside of funds in the Delaware Investments family provided that: 1) the redeemed shares were purchased no more than five years before the proposed purchase of Class A Shares of a Fund; and 2) a front-end sales charge was paid in connection with the purchase of the redeemed shares or a contingent-deferred sales charge was paid upon their redemption.

This Supplement is dated March 5, 2004.